SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       February 25, 2002

                                                          CD WAREHOUSE, INC.
                                               (Exact name of registrant as specified in its charter)

    Delaware                                                   1-21887                                 73-1504999
 (State or other                                         (Commission File                     (IRS Employer
jurisdiction of                                           Number)                                  Identification No.)
incorporation)

900 North Broadway, Oklahoma City, Oklahoma                                              73102
 (Address of principal executive offices)                                                          (Zip Code)

Registrant's telephone number, including area code     (405) 236-8742

                                                              Not applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

On or about February 25, 2002, Stephen B. Browne tendered to the Company his resignation from the Board of Directors. His resignation was for personal reasons and he did not express in his letter of resignation any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                   CD WAREHOUSE, INC.

                                                                                   By:    /s/ Christopher M. Salyer
                                                                                        Christopher M. Salyer
                                                                                        President and Chief Executive Officer

Dated:  March 11, 2002